UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:			CHAPTER 11 (BUSINESS)
	USDC PORTSMOUTH, INC.
			Case Number:	8:10-bk-12743-RK
			Operating Report Number:	10
		Debtor(s).	For the Month Ending:	12/31/2010

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				2,729,841.29

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				2,689,385.11
ACCOUNT REPORTS

3. BEGINNING BALANCE:				40,456.18

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		287,018.90
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Transfer b/w accounts	78,325.00
	Other (Specify)	DIP Financing	10,787.69

	TOTAL RECEIPTS THIS PERIOD:			376,131.59

5. BALANCE:				416,587.77

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		253,875.00
	Disbursements (from page 2)		144,261.12

	TOTAL DISBURSEMENTS THIS PERIOD:			398,136.12

7. ENDING BALANCE:				18,451.65

8.	General Account Number(s):		Chase: 870626058, 887481638
			Wells: 55357869337, 6581125843

	Depository Name & Location:		JPMorgan Chase Bank, PO Box 659754
			San Antonio, TX 78265
			Wells Fargo Bank, PO Box 6995
			Portland, OR 97228

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred	Amount Disbursed	Amount
December 2010		See Exhibit I	December Intra Debtor transfers	224,875.00		224,875.00
December 2010		See Exhibit I	December Inter Debtor transfers	29,000.00		29,000.00
December 2010		See Exhibit I	December Disbursements		144,261.12	144,261.12
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD (FN1):	253,875.00	144,261.12	398,136.12

(FN1) - Transfers reported on this schedule represent two different types of non-disbursement activity.  Intra Debtor transfers are transfers between bank accounts with the same Federal Identification Number.  Inter Debtor transfers are transfers to bank accounts held by other Debtors within the same bankruptcy proceeding.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	12/31/2010	Balance on Statement:	5,174.48

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
Deposits from Chase Acc # 870626058 are set
forth on Exhibit II and total $18,639.30		18,639.30	See Exhibit II
Deposits from Wells Acc # 5357869337 are set
forth on Exhibit IV and total $2,008.65		2,008.65	See Exhibit IV

TOTAL DEPOSITS IN TRANSIT			20,647.95

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
Checks from Chase Acc # 870626058 are set
forth on Exhibit II and total $5,441.84		5,441.84	See Exhibit II
Checks from Chase Acc # 887481638 are set
forth on Exhibit III and total $1,928.94		1,928.94	See Exhibit III

TOTAL OUTSTANDING CHECKS:			7,370.78

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			18,451.65

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS			283,197.07

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL			282,951.73
ACCOUNT REPORTS

3. BEGINNING BALANCE:			245.34

4. RECEIPTS DURING CURRENT PERIOD:			0.00
	(Transferred from General Account)		148,299.48

5. BALANCE:			148,544.82

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:		165,424.35

7. ENDING BALANCE: (FN1)			(16,879.53)

8.	PAYROLL Account Number(s):	887481612

	Depository Name & Location:	JPMorgan Chase Bank
		PO Box 959754
		San Antonio, TX 78265

(FN1) Funds were transferred into the account by the debtor early in January and all payroll checks cleared when presented by employees.

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
December 2010		See Exhibit V	December Disbursements	165,424.35

			TOTAL DISBURSEMENTS THIS PERIOD:	165,424.35

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	12/31/2010	Balance on Statement:	$12,122.55

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
	N/A

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
Checks from Chase Acc # 887481612 are set
forth on Exhibit VI and total $29,002.08		29,002.08	See Exhibit VI

TOTAL OUTSTANDING CHECKS:			29,002.08

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			(16,879.53)

I. CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		100.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX		48.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:		52.00

4. RECEIPTS DURING CURRENT PERIOD:		0.00
	(Transferred from General Account)

	5. BALANCE:	52.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:	12.00

7. ENDING BALANCE:		40.00

8.	TAX Account Number(s):	870626058

	Depository Name & Location:	JPMorgan Chase Bank
		PO Box 959754
		San Antonio, TX 78265

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
12/31/2010		Chase	Service Charge	12.00

			TOTAL DISBURSEMENTS THIS PERIOD:	12.00

TAX ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	12/31/2010	Balance on Statement:	40.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
	N/A

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
	N/A

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			40.00

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

		General Account:	18,451.65
		Payroll Account:	(16,879.53)
		Tax Account:	40.00
*Other Accounts:	NONE		0.00
			0.00
			0.00
*Other Monies:	NONE		0.00
		Petty Cash (from below):	1,900.00

TOTAL CASH AVAILABLE:				3,512.12

Petty Cash Transactions:
Date	Purpose		Amount
3/31/2010	Beginning Balance		185.20
6/30/2010	Increase petty cash		1,814.80
7/31/2010	Office Expense		(6.00)
8/31/2010	Office Expense		6.00
10/31/2010	Office Expenses		(100.00)

TOTAL PETTY CASH TRANSACTIONS:				1,900.00

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Setal and related entities (secured creditors)(FN1)	N/A. Debt matured pre-petition	N/A	N/A
Merchants - Capital Lease	Monthly	0.00	0	0.00
Merchants - Capital Lease	Monthly	0.00	0	0.00
Merchants - Capital Lease	Monthly	0.00	0	0.00
Fairfax Sixplex, LLC	Monthly	3,600.00	0	0.00
Taco Bell Corp.	Monthly	3,522.33	0	0.00
Fairfax Sixplex, LLC	Monthly	3,900.00	0	0.00
Cypress Improvements, LLC	Monthly	1,520.30	0	0.00
Virginia Beach Affiliates, LLC	Monthly	5,998.88	0	0.00
Kemp River Corner Associates, LLP	Monthly	1,200.00	0	0.00
Great Neck Holding, LLC	Monthly	6,730.00	0	0.00
Government Contract	Monthly	2,153.40	0	0.00
Government Contract	Monthly	2,500.00	0	0.00
JLP-Chesapeake, LLC	Monthly	3,113.33	0	0.00
Commercial Building Associates, LLC	Monthly	15,800.00	0	0.00
Inland Western - Rejected Lease (FN2)	Monthly	2,989.35	4	11,957.40

			TOTAL DUE:	11,957.40

(FN1) - All of the Debtors are jointly and severally liable for Setal debt, which for convenience is listed in detail on the Monthly report for U.S. Dry Cleaning Services
(FN2) - This lease was rejected by the Debtor at the end of June 2010.  The Debtor owes lease admin payments for March, April, May and June.  The landlord's request for a stipulated payment was denied by the judge.  The remaining unpaid balance is shown on the schedule.  This is an administrative claim per the courts.

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

		Gross Sales Subject to Sales Tax:		0.00
		Total Wages Paid:		132,922.12

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
(FN3)	Federal Withholding	5,507.97	5,507.97	3/31/2010
(FN3)	State Withholding	4,179.28	4,179.28	3/31/2010
(FN3)	FICA- Employer's Share	9,504.36	9,504.36	3/31/2010
(FN3)	FICA- Employee's Share	9,504.42	9,504.42	3/31/2010
(FN3)	Federal Unemployment	887.60	887.60	3/31/2010
	Sales and Use	0.00	0.00
	Real Property	0.00	0.00
Other:	State Unemployment (FN3)	2,490.10	2,490.10	3/31/2010
	TOTAL:	32,073.73	32,073.73

(FN3) - The Debtors discovered in November that payroll taxes for certain entities were not paid for the month of March 2010.  The Debtor filed bankruptcy on March 4, 2010, and beginning at the end of March, the Debtors began using a payroll company.  The Debtors still use a payroll company, which makes pre-funded payroll tax payments directly to the taxing authorities.

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	49,112.19		108,140.04
31 - 60 days	9,957.38		2,002.13
61 - 90 days	2,403.01		842.91
91 - 120 days	6,369.19		2,242.27
Over 120 days	23,833.14	0.00	0.00
TOTAL:	91,674.91	0.00	113,227.35

V. INSURANCE COVERAGE

		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
	Workers Compensation	Argonaut Great Central	Compulsory	6/1/2011	6/1/2011
	Automobile	Argonaut Great Central	1,000,000	3/24/2011	3/24/2011
	Umbrella	Argonaut Great Central	1,000,000	3/24/2011	3/24/2011
	BOP	Argonaut Great Central	Included	3/24/2011	3/24/2011
Others:	Dental (FN1)	Assurant / Bryson	Varies	5/1/2011	12/31/2010

VI.  UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
3/31/2010	15,706.67	650.00	5/11/10	650.00	0.00
6/30/2010	241,396.76	1,950.00	7/30/10	6,500.00	(4,550.00)
9/30/2010	499,413.42	4,875.00	10/26/10	4,875.00	0.00
12/31/2010	889,599.27	4,875.00	Previous overpayments applied		4,875.00

(FN2)		12,350.00		12,025.00	325.00

(FN1) - The Debtor pays for 50% of the employee's premium for Health Insurance.
(FN2) - Pursuant to discussion with the Office of the United States Trustee, the Total Disbursements amounts for the previous quarters have been restated to reflect only disbursements from the Debtors' bankruptcy estates (and not inter and intra company transfers).  Inter and intra company transfers have been eliminated to show only true disbursements leaving the bankruptcy estates.  The relating Quarterly Fees have been restated, accordingly.

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Authorized Gross Compensation	Gross Compensation Paid During the Month
NONE

VIII.  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
NONE

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	275,171.50	3,200,929.89
Less: Returns/Discounts	5,671.51	24,643.82
Net Sales/Revenue	269,499.99	3,176,286.07

Cost of Goods Sold:
Beginning Inventory at cost	0.00	0.00
Purchases	13,177.18	145,794.75
Less: Ending Inventory at cost	0.00	0.00
Cost of Goods Sold (COGS)	13,177.18	145,794.75

Gross Profit	256,322.81	3,030,491.32

Other Operating Income (Itemize)	0.00	0.00

Operating Expenses:
Payroll - Insiders	0.00	0.00
Payroll - Other Employees	132,922.12	1,423,553.26
Payroll Taxes	11,188.39	130,682.47
Other Taxes (Itemize)	620.42	12,912.32
Depreciation and Amortization	22,797.00	226,450.20
Rent Expense - Real Property	51,545.84	516,912.65
Lease Expense - Personal Property	1,783.45	18,136.71
Insurance	6,737.43	87,650.66
Real Property Taxes	0.00	2,987.45
Telephone and Utilities	27,206.39	231,984.87
Repairs and Maintenance	6,854.44	85,194.73
Travel and Entertainment (Itemize)	0.00	1,473.45
Miscellaneous Operating Expenses (Itemize)	31,669.46	289,329.48
Total Operating Expenses	293,324.94	3,027,268.25

Net Gain/(Loss) from Operations	(37,002.13)	3,223.07

Non-Operating Income:
Interest Income	0.00	0.00
Net Gain on Sale of Assets (Itemize)	0.00	0.00
Other (Itemize)	0.00	0.00
Total Non-Operating income	0.00	0.00

Non-Operating Expenses:
Interest Expense	0.00	260.38
Legal and Professional (Itemize)	0.00	15,568.99
Other (Itemize)	35,501.00	226,967.00
Total Non-Operating Expenses	35,501.00	242,796.37

NET INCOME/(LOSS)	(72,503.13)	(239,573.30)

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	3,512.12
Restricted Cash	0.00
Accounts Receivable	113,227.35
Inventory	0.00
Notes Receivable	0.00
Prepaid Expenses	344.24
Other (Itemize)	23,000.00
Total Current Assets		140,083.71

Property, Plant, and Equipment	1,840,460.20
Accumulated Depreciation/Depletion	(797,457.15)
Net Property, Plant, and Equipment		1,043,003.05

Other Assets (Net of Amortization):
Due from Insiders	0.00
Other (Itemize)	642,085.83
Total Other Assets		642,085.83

TOTAL ASSETS		1,825,172.59

LIABILITIES
Post-petition Liabilities:
Accounts Payable	91,674.91
Taxes Payable	32,073.73
Notes Payable	0.00
Professional fees	0.00
Secured Debt	0.00
Other (Itemize)	223,027.12
Total Post-petition Liabilities		346,775.76

Pre-petition Liabilities:
Secured Liabilities	0.00
Priority Liabilities	342,555.91
Unsecured Liabilities	480,227.49
Other (Itemize)	0.00
Total Pre-petition Liabilities		822,783.40

TOTAL LIABILITIES		1,169,559.16

EQUITY:
Pre-petition Owners’ Equity	895,186.73
Post-petition Profit/(Loss)	(239,573.30)
Direct Charges to Equity	0.00
TOTAL EQUITY		655,613.43

TOTAL LIABILITIES & EQUITY		1,825,172.59

XI.  QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X
N/A

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X
N/A

3.	State what progress was made during the reporting period toward filing a plan of reorganization

The Debtors and their management finalized the Debtors' Chapter 11 plan of reorganization and disclosure statement in December.  The Debtors filed their plan and disclosure statement on January 3, 2011.  A hearing on approval of the disclosure statement is set for February 9, 2011.

4.	Describe potential future developments which may have a significant impact on the case:

There is a pending motion to appoint a chapter 11 trustee.  If that motion is granted, it would significantly impact this case.  The current hearing has been continued to April 2011.   The Debtor (and its related entities) are in the process of attempting to raise exit financing with their investment banker, Provident Group.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
N/A

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X
N/A

I,	Robert Lee, Chief Executive Officer

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

1-20-11
Date	Principal for debtor-in-possession